                                 BMC INDUSTRIES, INC.
                            1997 MANAGEMENT INCENTIVE PLAN


OBJECTIVES

    - To focus management's attention on annual profit performance and balance sheet management.

    - To recognize the extraordinary contributions of individual managers, in years when earnings exceed "Par" performance.


GLOSSARY OF TERMS

"Maximum" Performance -  That level of consolidated net earnings justifying a "maximum" incentive award.

"Par" Performance -      The level of consolidated net earnings, as approved by
                         the Board, justifying a "target/par" incentive award.

"Cut-in" Performance -   The minimum level of consolidated net earnings
                         justifying a "minimum" incentive award.

"Target/Par" Incentive - The percent (%) of base pay when a
                         "target/par"incentive award is earned.

"Minimum" Incentive -    The percent (%) of base pay when a "minimum" incentive
                         award is earned.

"Maximum" Incentive -    The percent (%) of base pay when a "maximum"
                         incentive award is earned.

                        1997 MANAGEMENT INCENTIVE PLAN SUMMARY


PARTICIPANTS:           Elected officers and key managers.


PERFORMANCE STANDARDS:

         "Maximum" performance is 108.3% of the "Par" consolidated net earnings.

         "Par" performance is the consolidated net earnings number, as approved by the Board.

         "Cut-in" performance is 95% of the "Par" consolidated net earnings.


AWARD LEVELS:                "Target" incentive award levels vary as a
                             percentage of base salary, depending on level of responsibility.

ORGANIZATION WEIGHTING:      There is no organization weighting, i.e.,
                             Corporate participants earn awards based on Corporate performance.

INCENTIVE OPPORTUNITY:       Individual incentive awards will be prorated and
                             calculated based on the following, once the applicable "Thresholds" have been exceeded.

                             -    The "Maximum" Incentive is earned when
                                  reported earnings, as defined above, equal or exceed "Maximum" Performance.

                             - The "Target/Par" Incentive is earned when reported earnings, as defined above, equal "Par" Performance.

                             -    The "Minimum" Incentive is earned when
                                  reported earnings, as defined above, equal
                                  "Cut-in" Performance.

INCENTIVE OPPORTUNITY:       -    No incentive will be paid when reported
(continued)                       earnings, as defined above, fall below
                                  "Cut-in" Performance.

                             -    "Discretionary Incentive Pools" will be
                                  generated when earnings performance exceeds
                                  "Par". Any MIP participant is eligible to participate. The "Pool" will be 10% of the accrued incentive dollars at "Par". Discretionary awards will be in addition to the incentive awards by formula. Such awards must be determined by the CEO.

PAYMENT FORM:                     Cash.